                                   EXHIBIT 4

                             MONTHLY LEASE RENTALS

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
April 2000...........  26,299,918
May 2000.............  18,159,742
June 2000............  22,702,755
July 2000............  16,973,964
August 2000..........  18,180,075
September 2000.......  22,710,991
October 2000.........  17,515,197
November 2000........  18,107,622
December 2000........  22,034,089
January 2001.........  17,075,927
February 2001........  18,330,805
March 2001...........  22,037,187
April 2001...........  17,542,045
May 2001.............  17,944,760
June 2001............  21,953,432
July 2001............  17,395,741
August 2001..........  18,330,552
September 2001.......  21,972,775
October 2001.........  18,235,068
November 2001........  18,193,373
December 2001........  21,892,987
January 2002.........  17,316,872
February 2002........  18,242,523
March 2002...........  21,891,090
April 2002...........  18,134,870
May 2002.............  18,301,447
June 2002............  20,853,005
July 2002............  17,913,605
August 2002..........  18,794,469
September 2002.......  20,883,069
October 2002.........  18,513,025
November 2002........  18,508,469
December 2002........  20,599,744
January 2003.........  17,643,920
February 2003........  18,422,727
March 2003...........  20,111,157
April 2003...........  18,893,938
May 2003.............  18,112,813
June 2003............  20,348,317
July 2003............  18,249,207
August 2003..........  18,253,943
September 2003.......  20,231,608
October 2003.........  19,517,466
November 2003........  18,493,358
December 2003........  19,561,358
January 2004.........  18,481,749
February 2004........  18,469,498
March 2004...........  19,533,340
April 2004...........  19,677,006
May 2004.............  18,504,306

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
June 2004............  19,521,306
July 2004............  18,430,517
August 2004..........  18,459,855
September 2004.......  19,527,855
October 2004.........  19,639,542
November 2004........  18,280,958
December 2004........  19,414,568
January 2005.........  18,346,568
February 2005........  18,346,568
March 2005...........  19,108,977
April 2005...........  19,548,058
May 2005.............  18,472,563
June 2005............  18,599,571
July 2005............  18,599,571
August 2005..........  18,570,875
September 2005.......  18,570,875
October 2005.........  19,570,182
November 2005........  18,537,872
December 2005........  18,524,210
January 2006.........  18,524,210
February 2006........  18,524,210
March 2006...........  18,481,857
April 2006...........  19,292,858
May 2006.............  18,407,089
June 2006............  18,348,828
July 2006............  18,327,189
August 2006..........  18,275,570
September 2006.......  18,264,257
October 2006.........  19,086,028
November 2006........  18,222,843
December 2006........  18,194,251
January 2007.........  18,157,532
February 2007........  18,157,532
March 2007...........  18,157,532
April 2007...........  18,941,919
May 2007.............  18,097,911
June 2007............  18,082,659
July 2007............  18,082,659
August 2007..........  17,773,434
September 2007.......  17,773,434
October 2007.........  18,509,901
November 2007........  17,762,088
December 2007........  17,685,852
January 2008.........  17,685,852
February 2008........  17,641,560
March 2008...........  17,604,067
April 2008...........  17,456,460
May 2008.............  17,368,338
June 2008............  17,352,204
July 2008............  17,335,388

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
August 2008..........  17,335,388
September 2008.......  17,335,388
October 2008.........  17,258,270
November 2008........  17,162,540
December 2008........  17,162,540
January 2009.........  17,152,670
February 2009........  17,142,842
March 2009...........  17,133,034
April 2009...........  17,133,034
May 2009.............  17,069,632
June 2009............  17,069,632
July 2009............  17,012,965
August 2009..........  16,965,429
September 2009.......  16,965,429
October 2009.........  16,965,429
November 2009........  16,894,311
December 2009........  16,857,998
January 2010.........  16,857,998
February 2010........  16,857,998
March 2010...........  16,826,929
April 2010...........  16,664,711
May 2010.............  16,664,711
June 2010............  16,580,826
July 2010............  22,716,139
August 2010..........  16,330,653
September 2010.......  16,330,653
October 2010.........  16,165,499
November 2010........  15,972,159
December 2010........  25,116,702
January 2011.........  15,809,809
February 2011........  15,809,809
March 2011...........  15,719,809
April 2011...........  15,640,874
May 2011.............  15,584,748
June 2011............  15,451,427
July 2011............  15,410,251
August 2011..........  15,385,486
September 2011.......  15,365,122
October 2011.........  15,365,122
November 2011........  15,294,127
December 2011........  15,235,323
January 2012.........  15,174,614
February 2012........  15,174,614
March 2012...........  15,174,614
April 2012...........  20,638,135
May 2012.............  14,870,783
June 2012............  18,311,527
July 2012............  14,710,999
August 2012..........  14,708,671
September 2012.......  19,885,660

                                      E-4-1

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
October 2012.........  17,867,304
November 2012........  14,229,433
December 2012........  14,068,037
January 2013.........  14,068,037
February 2013........  13,987,507
March 2013...........  13,924,739
April 2013...........  17,084,281
May 2013.............  21,997,135
June 2013............  13,234,803
July 2013              13,186,455
August 2013..........  13,186,455
September 2013.......  13,186,455
October 2013.........  16,716,779
November 2013........  16,192,838
December 2013........  12,758,040
January 2014.........  21,406,124
February 2014........  17,554,276
March 2014...........  12,120,782
April 2014...........  18,270,505
May 2014.............  11,756,471
June 2014............  11,756,471
July 2014............  11,641,183
August 2014..........  11,535,363
September 2014.......  11,535,363
October 2014.........  11,535,363
November 2014........  11,396,514
December 2014........  11,329,940
January 2015.........  11,329,940
February 2015........  11,329,940
March 2015...........  11,254,486
April 2015...........  18,207,074
May 2015.............  17,111,705
June 2015............  10,379,234
July 2015............  10,379,234
August 2015..........  10,379,234
September 2015.......  10,379,234

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
October 2015.........  18,131,152
November 2015........   9,738,110
December 2015........   9,686,195
January 2016.........   9,686,195
February 2016........   9,686,195
March 2016...........   9,686,195
April 2016...........   9,634,807
May 2016.............   9,634,807
June 2016............  26,972,818
July 2016............   8,610,359
August 2016..........   8,537,659
September 2016.......   8,494,670
October 2016.........  24,494,266
November 2016........   7,834,803
December 2016........   7,718,814
January 2017.........  11,299,052
February 2017........   7,529,178
March 2017...........  24,025,724
April 2017...........  19,820,868
May 2017.............   6,308,438
June 2017............   9,883,191
July 2017............   6,087,449
August 2017..........   6,082,582
September 2017.......   6,082,582
October 2017.........   5,925,310
November 2017........   5,925,310
December 2017........   5,839,716
January 2018.........   5,839,716
February 2018........  11,592,746
March 2018...........   9,821,985
April 2018...........  18,282,691
May 2018.............   7,206,060
June 2018............  12,209,340
July 2018............   4,054,017
August 2018..........  11,383,758
September 2018.......   3,699,201

                         LEASE
        MONTH           RENTALS
---------------------  ----------
                         (US$)
October 2018.........   3,699,201
November 2018........   7,763,854
December 2018........   6,892,544
January 2019.........   3,282,827
February 2019........   3,241,548
March 2019...........   8,695,766
April 2019...........   2,934,047
May 2019.............  17,918,100
June 2019............   2,400,637
July 2019............   2,400,637
August 2019..........   2,400,637
September 2019.......   5,169,376
October 2019.........  11,007,345
November 2019........   5,574,365
December 2019........   5,206,064
January 2020.........   1,632,100
February 2020........   1,632,100
March 2020...........   1,632,100
April 2020...........  13,561,661
May 2020.............   1,246,451
June 2020............   4,719,329
July 2020............   1,783,087
August 2020..........   1,048,152
September 2020.......   1,048,152
October 2020.........   1,048,152
November 2020........   1,048,152
December 2020........   5,937,046
January 2021.........   2,501,666
February 2021........   2,484,770
March 2021...........   2,429,037
April 2021...........     506,143
May 2021.............     506,143
June 2021............   5,481,496
July 2021............     309,573
August 2021..........   6,197,419
September 2021.......           0

                                      E-4-2